EXHIBIT 99.1

Saxon Capital, Inc.
September 2006

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
FORWARD LOOKING STATEMENTS
Statements in this presentation other than statements of historical fact, are
“forward-looking statements” that are based on current expectations and assumptions.
These expectations and assumptions are subject to risks and uncertainty, which could affect Saxon’s future plans.  Saxon’s actual results and the timing and occurrence of expected events could differ materially from its plans and expectations due to a number of factors, such as (i) changes in overall economic conditions and interest rates, (ii)
Saxon’s ability to successfully implement its growth strategy, (iii) Saxon’s ability to sustain loan origination growth at levels sufficient to absorb costs of production and operational costs, (iv) continued availability of credit facilities and access to the securitization markets or other funding sources, (v) deterioration in the credit quality of
Saxon’s loan portfolio, (vi) lack of access to the capital markets for additional funding,
(vii) challenges in successfully expanding Saxon’s servicing platform and technological capabilities, (viii) Saxon’s ability to remain in compliance with federal tax requirements applicable to REITs, (ix) Saxon’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed on REITs by federal tax rules, (x) changes in federal income tax laws and regulations applicable to REITs, (xi) unfavorable changes in capital market conditions, (xii) future litigation developments, (xiii) competitive conditions applicable to Saxon’s industry, and (xiv) changes in the applicable legal and regulatory environment.  You should also be aware that all information in this presentation is as of
June 30, 2006.  Saxon undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
INFORMATION & WHERE TO FIND IT
❑
Reg AB static pool data can be found at
www.saxonmortgage.com/staticpool.
❑
Corporate presentations, company financials, corporate SEC
filings and other useful links can be found at www.saxonmortgage.com (click on the Investor Relations link).
❑
Underwriting guidelines, matrices and product profiles can be found at www.esaxon.com/wholesale/index.jsp (under Matrices).
❑
Securitization program (SAST) information can be found at
www.saxonmortgage.com    Information available includes:
•
Pricing information and the prospectus for our transactions
•
Remittance statements and transaction profile reports
•
Monthly CPR analysis and actual vs. pricing CPR
•
Quarterly loss reports and loss severity report
•
Prepayment penalty collection and roll rate information

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
MERGER AGREEMENT
Saxon Capital, Inc. Agrees to be Acquired by Morgan Stanley
On Aug. 9, 2006 Saxon Capital, Inc. ("Saxon" or the "Company")
(NYSE: SAX), a residential mortgage lending and servicing real estate investment trust (REIT), announced the signing of a definitive merger agreement pursuant to which Morgan Stanley (NYSE: MS)
will acquire all of the outstanding shares of Saxon for $14.10 per share in cash. The total value of the transaction is approximately
$706 million. The acquisition is subject to certain terms and conditions customary for transactions of this type, including receipt of regulatory approvals and Saxon shareholder approval, and is
expected to be completed by the end of 2006.

Saxon Capital, Inc.℠

Saxon Mortgage, Inc.®

Saxon Home Mortgage℠

Saxon Mortgage Services, Inc.℠

Saxon Capital, Inc.℠

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
A nationally recognized
wholesale and
correspondent mortgage
lending company
Name under which Saxon Mortgage,
Inc. conducts retail lending business,
through a network of regional
lending centers and centralized
lending platforms.
A premier mortgage
servicing company
Saxon Capital Holdings, Inc.
(TRS)
Saxon Funding Management,
Inc.
(QRS)
SASCO
(ABS Issuer)
SAXON COMPANIES

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
SAXON STRATEGY
❑
Saxon is building a high-quality non-conforming mortgage loan portfolio
•
Portfolio accounting (no on-balance-sheet residual valuation)
•
Generally hold and securitize 100% of 1st lien production
•
Holder of the first loss/residual risk (generally below BBB– credit risk)
•
Proactively manage the credit risk through our “Life of the Loan
Credit Risk Management” philosophy
•
Nine+ years of performance history in our enterprise data warehouse
❑
Grow 3rd party servicing
•
Managed growth
•
Utilize capacity in Texas and Virginia servicing centers
-
Texas capacity of $30B; currently at approximately 76% capacity
-
Virginia capacity of $20B; currently at approximately 17% capacity
❑
Initiation of conduit purchase program

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
SAXON STRATEGY Con’t
❑
Improve efficiencies and reduce costs
•
Consolidated the back-office operations of the wholesale and retail channels
(2005)
•
I-deals – new automated underwriting engine (2005)
•
MRG – automated closing doc generation and delivery (2005)
•
Netox – new origination platform (May 2006)
•
elock – automated lock function (4th Quarter 2006)

$88
$217
$255
$259
$112
2002
2003
2004
2005
YTD 2006

$119
$211
$234
$153
$62
2002
2003
2004
2005
YTD 2006

$20
$27
$28
$71
$40
2002
2003
2004
2005
YTD 2006

$243
$314
$587
$593
$580
2002
2003
2004
2005
YTD 2006

15.9x
15.0x
10.1x
11.2x
11.9x
2002
2003
2004
2005
YTD 2006

-0.1%
1.5%
1.8%
1.6%
0.5%
2002
2003
2004
2005
YTD 2006

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Total Net Revenue (In Millions)
Net Interest Income (In Millions)
Debt-to-Equity
Shareholders’ Equity (In
Millions)
Net Servicing Income (In
Millions)
Return on Average Assets
Data as of June 30, 2006
HISTORICAL PERFORMANCE

30-Jun-06	31-Dec-05
Assets:		
Cash	$13,344	$6,053
Trustee receivable	139,937	135,957
Restricted Cash	6,005	147,473
Accrued interest receivable, net of allowance for past due interest losses of $13,921 and $16,086 respectively	43,055	38,182
Mortgage loan portfolio	6,758,659	6,444,872
Allowance for loan losses	(35,412)	(36,639)
Net mortgage loan portfolio	6,723,247	6,408,233
Servicing related advances	220,101	185,297
Mortgage servicing rights, net	145,327	129,742
Real estate owned	41,079	38,933
Derivative assets	40,023	19,954
Deferred tax asset	53,908	53,724
Other assets, net	70,621	68,530
Total assets	$7,496,647	$7,232,078
Liabilities and shareholders' equity:		
Liabilities:		
Accrued interest payable	$10,588	$8,357
Dividends payable	25,468	32,539
Warehouse financing	245,979	378,144
Securitization financing	6,434,332	6,182,389
Derivative liabilities	21,022	8,589
Senior notes	150,000	0
Other liabilities	29,577	28,925
Total liabilities	6,916,966	6,638,943
Shareholders' equity:		
Common stock, $0.01 par value per share, 100,000,000 shares authorized; shares issued and outstanding: 50,080,215 and 50,001,909 as of June 30, 2006 and December 31, 2005, respectively	501	500
Additional paid in capital	636,298	634,023
Accumulated other comprehensive loss, net of income tax of $(12) and $(16), respectively	(277.00)	(355.00)
Accumulated deficit	(56,841.00)	(41,033.00)
Total shareholders' equity	579,681	593,135
Total liabilities and shareholders' equity	$7,496,647	$7,232,078

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
CONDENSED CONSOLIDATED BALANCE SHEET

$0.0
$4.0
$8.0
$12.0
$16.0
$20.0
$24.0
$28.0
2001
2002
2004
Owned
Third Party

Volume & Channel Mix						
	2001	2002	2003	2004	2005	YTD 2006
Volume ($B)	$2.33	$2.30	$2.84	$3.49	$3.35	$1.66
Wholesale	41.4%	45.1%	41.3%	42.9%	45.1%	47.9%
Retail	19.2%	28.1%	26.8%	27.6%	21.3%	18.7%
Correspondent - Flow	15.2%	16.6%	24.6%	24.3%	28.0%	25.2%
Correspondent - Bulk	24.2%	10.2%	7.2%	5.2%	5.6%	1.1%
Conduit	0.0%	0.0%	0.0%	0.0%	0.0%	7.2%
	100%	100%	100%	100%	100%	100%

Top 5 States by Funded Volume Funded 1/1/06-6/30/06		
State	Loan Amount - Original	Percent
CA	277,526,308	16.20%
MD	242,968,421	14.18%
FL	199,982,031	11.67%
NY	143,197,701	8.36%
VA	116,998,998	6.83%
		57.24%
Funded volume includes conduit loans		

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Servicing Portfolio
$19.7 billion
= 75%
$6.7 billion
= 25%
Data as of June 30, 2006
PORTFOLIO SUMMARY

Credit Score	Funded Volume (000's)*	% of Total Funded Volume	WAC - Fixed	WAC - ARM	WA CREDIT SCORE	WA CLTV
> 650	$150,521	18.80%	7.94%	8.14%	686	80.38%
601-650	$281,667	35.18%	8.19%	8.14%	623	80.35%
551-600	$277,824	34.70%	8.43%	8.56%	578	77.98%
526-550	$57,566	7.19%	9.48%	9.14%	539	75.57%
< 525	$32,586	4.07%	10.10%	9.67%	511	70.90%
N/A**	$560	0.07%	N/A	10.13%	N/A	68.20%
Totals	**$800,645**	**100%**	**8.30%**	**8.50%**	**608**	**78.80%**

*Funded volume excludes conduit loans

**These loans have unavailable credit scores

WA = Weighted Average

12-Mth Bank Statements 5%
Stated Doc 27%
Limited Doc. 2%
Full Doc. 66%

Fixed 30%
2 Yr Hybrid 18%
3-5 Yr Hybrid 10%
I/O ARM 19%
40/30 & 50/30 ARM 22%

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
QUARTERLY PRODUCTION STATISTICS
Second Quarter 2006

SAST 2005-04	SAST 2005-04	SAST 2005-04	SAST 2006-01	SAST 2006-01	SAST 2006-01	SAST 2006-02	SAST 2006-02	SAST 2006-02
	Arm	Fixed	Total	Arm	Fixed	Total	Arm	Fixed	Total
Fixed vs ARMS	78%	22%	100%	80%	20%	100%	75%	25%	100%
Loan Count	2,409	954	3,363	2,032	726	2,758	3,763	1,603	5,366
Sched Bal	499,525,880	140,468,569	639,994,449	397,508,981	102,488,119	499,997,100	750,841,529	249,107,503	999,949,032
WTD Avg Credit Score	607.59	619.53	609.22	601.74	610.13	602.99	603.59	612.24	605.8
WTD Avg Coupon	7.74	7.79	7.79	8.25	8.29	8.24	8.42	8.19	8.36
WTD Avg Gross Margin	6.12		6.12	6.22		6.22	6.23		6.23
WTD LTV	79.6	75.67	78.53	79.09	75.29	78.99	79.58	75.57	78.57
WTD CLTV	82.5	77.71	81.45	82.28	77.92	81.93	82.87	78.82	81.78
WTD CLTV Original Adj	79.6	76.49	78.75	79.09	76.7	78.55	79.58	75.57	78.57
LTV > 80%	33.61%	30.51%	32.49%	33.73%	30.06%	32.89%	33.06%	32.75%	32.49%
LTV > 90%	8.82%	8.01%	8.65%	9.29%	10.87%	9.57%	10.55%	8.79%	10.11%
LTV > 95%	9.76%	2.51%	9.02%	9.51%	9.79%	9.57%	9.99%	2.81%	9.85%
Avg Scheduled Balance	207,353.19	147,241.89	190,304.82	195,829.50	141,197.30	181,281.09	199,535.79	155,337.05	186,557.88
Max Schedule Balance	1,000,000	598,491.84	1,000,000	1,247,542.34	747,904.51	1,247,542.34	1,000,000	1,325,000.00	1,325,000
Balloon Loan %	20.81%	15.79%	19.53%	21.97%	11.33%	19.80%	29.20%	15.90%	25.74%
40/30 Balloon %	20.78%	14.25%	19.33%	21.97%	11.28%	19.73%	29.20%	15.90%	25.74%
% Silent 2nds	16.40%	3.50%	14.88%	18.09%	7.91%	16.00%	16.42%	5.81%	13.79%
% Second Lien	0.00%	1.01%	0.22%	0.00%	1.02%	0.21%	0.00%	0.00%	0.00%
WTD Avg Periodic Cap	1.09		1.09	1.05		1.05	1		1
WTD Avg Life Cap	6.07		6.07	6.11		6.11	6.01		6.01
WTD Avg DTI Total	40.94	39.79	40.55	40.39	39.52	40.25	41.04	39.28	40.6
WTD Avg Initial Cap	2.90		2.90	2.84		2.84	2.99		2.99
WTD Avg Life Floor	6.43		6.43	6.7		6.7	6.6		6.6
WTD Avg Life Ceiling	13.8		13.8	14.35		14.35	14.49		14.49
Total DTI > 40%	62.31%	59.91%	60.68%	60.91%	49.98%	58.85%	69.05%	52.37%	60.52%
Total DTI > 50%	5.92%	3.94%	4.33%	4.89%	4.00%	4.35%	7.79%	8.29%	7.95%
% Full Doc	62.21%	73.89%	65.39%	60.28%	73.64%	63.43%	60.79%	71.99%	63.52%
% Stated Doc	32.66%	18.45%	29.70%	32.09%	18.77%	29.73%	31.42%	17.98%	27.92%
% Stated Wage Earners	11.69%	7.45%	10.76%	11.19%	7.09%	10.34%	14.37%	11.71%	14.15%
% Purchase	20.69%	5.48%	17.30%	19.74%	8.52%	17.09%	19.71%	5.02%	18.05%
% Cash Out	74.89%	88.74%	77.81%	76.81%	88.77%	73.57%	76.30%	88.59%	79.72%
% Owner Occ	95.63%	97.79%	95.99%	95.49%	98.76%	95.53%	93.82%	98.30%	94.41%
% Second Home	0.94%	0.94%	0.67%	0.31%	0.75%	0.79%	0.86%	0.97%	0.74%
% Investor	3.93%	1.99%	3.59%	3.77%	3.03%	3.89%	5.51%	2.89%	4.24%
% IO	34.57%	1.35%	27.41%	27.22%	1.36%	22.50%	29.83%	1.31%	22.78%
% with PPMT Penalty	62.98%	31.49%	66.56%	59.47%	73.64%	62.50%	57.29%	75.22%	62.16%
Single Family All Det	72.70%	80.55%	75.08%	70.50%	80.07%	72.38%	74.49%	80.85%	76.09%
Single Family Det	70.36%	82.71%	73.46%	68.28%	79.26%	70.39%	72.20%	73.89%	73.27%
A- or Better	83.87%	90.45%	88.06%	86.53%	90.51%	87.33%	83.47%	90.66%	89.02%
A+	65.91%	71.89%	67.17%	61.44%	70.22%	63.24%	66.92%	70.44%	67.35%
A	12.11%	11.99%	11.94%	13.01%	11.81%	12.79%	11.88%	12.99%	11.24%
A-	10.85%	7.49%	9.98%	12.19%	3.89%	11.42%	10.47%	7.30%	9.29%
B	3.77%	2.34%	3.57%	5.14%	4.54%	5.02%	4.79%	3.76%	4.59%
C	3.37%	2.99%	3.59%	4.25%	2.40%	3.37%	3.34%	2.94%	3.54%
D	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
*At settlement
Data as of June 30, 2006
SAST COLLATERAL SUMMARY*

Credit Score	2006	2005	2004	2003	2002	2001	2000
WTD Avg Credit Score	608	614	622	618	605	593	580
> 650	19.16%	24.98%	31.11%	44.32%	29.19%	17.94%	6.61%
601-650	34.64%	33.90%	30.94%	20.56%	24.56%	18.48%	11.19%
551-600	34.19%	28.02%	23.35%	23.22%	29.28%	35.65%	40.93%
526-550	7.32%	7.22%	7.84%	7.35%	11.08%	16.60%	23.06%
< 525	4.62%	5.74%	6.40%	4.16%	5.89%	11.33%	18.21%
Other	0.06%	0.13%	0.36%	0.39%	-	-	-

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
CREDIT SCORE MIGRATION

Serious Delinquency %
35%
30%
25%
20%
15%
10%
5%
0%
1
8
15
22
29
36
43
50
57
64
71
78
85
92
99
10
11
2000
2001
1999
2002
1998
2003
2004
2005
1996-97

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Outstanding Portfolio Balance by
Year:
       2001 = 3.30%        2004 = 27.80%
       2002 = 5.67%        2005 = 40.75%
       2003 = 11.17%
Data as of June 30, 2006
STATIC POOL DELINQUENCEY

% of Original Balance
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
SAX 2001
SAX 2002
SAX 2003
SAX 2004
SAX 2005
2001 Proj
2002 Proj
2003 Proj
2004 Proj
2005 Proj

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
2003 actual
2004 actual
2002 actual
2001 actual
STATIC POOL LOSSES BY FUNDED YEAR

Total Loss Severity by Deal
Decline in Asset value= 1- Sales Price/UPB
Severity = Losses / UPB
Loss Severity
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
628
1225
547
678
1192
1090
642
737
794
712
507
264
344
184
94
160
160
90
55
29
22
7
Loans in a Security
4,726
8,735
3,726
4,696
7,821
6,861
4,433
4,697
5,768
5,846
7,249
4,613
7,049
4,887
3,667
6,311
7,544
7,623
5,480
5,573
5,487
4,813
1999-02
1999-03
1999-05
2000-01
2000-02
2000-03
2000-04
2001-01
2001-02
2001-03
2002-01
2002-02
2002-03
2003-01
2003-2
2003-3
2004-1
2004-2
2004-3
2005-1
2005-2
2005-3
Total
Decline In Asset Value
Liquidation Expenses
Interest Advances

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
LOSS SEVERITY

Total Loss Severity by Top 5 States Funded 1/1/06-6/30/06

Decline in Asset value= 1- Sales Price/UPB
Severity = Losses / UPB

Loss Severity
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
92
157
77
84
149
121
71
77
92
69
56
26
33
26
7
17
20
12
4
2
7
2
1

Loans in a Security	1999-2	1999-3	1999-5	2000-1	2000-2	2000-3	2000-4	2001-1	2001-2	2001-3	2002-1	2002-2	2002-3	2003-1	2003-2	2003-3	2004-1	2004-2	2004-3	2005-1	2005-2	2005-3	2005-4	Total
	4,726	8,735	3,726	4,895	7,821	6,861	4,433	4,897	5,768	5,846	7,249	4,613	7,049	4,887	3,867	6,311	7,544	7,623	5,490	5,573	5,487	4,813	3,363	

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
LOSS SEVERITY Con’t

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
UNDERWRITING
❑
Underwriting
•
3 operations centers – VA, TX, CA
•
Automated U/W system
•
Automated review for borrower fraud using Appintell’s DISSCO system
•
Automated review of property valuation using Appintell’s
VALVERIFY system
•
Automated review of appraisers against bad appraiser list
•
Full file review by underwriters (post automated u/w approval) to:
-
Identify misrepresentation
-
Review appraisals
-
Ensure satisfaction of conditions
•
Exceptions to Automated U/W system:
-
Approximately 20% of production (Saxon tracks # exceptions and will adjust pricing on # of them)
-
Require countersignature from senior underwriters or management
-
Performance monitoring drives pricing engine rate adjustments

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
QUALITY CONTROL
❑
Post Funding Quality Control
•
Adversely selects 10+% of closed loans submitted for purchase based upon
LTV ratio, seller, geographic location, product and collateral
•
Use a statistically based software, Cogent, which allows an adverse selection while maintaining a statistical sampling of the entire month’s production.
•
Subjects audited files to re-verification of all major underwriting components such as income, employment, collateral value and cash to close.
❑
DRIP
•
Monthly meetings of senior managers of Underwriting, QC and Servicing
•
Review loans recommended for foreclosure to determine any adverse trends
❑
Investigation Unit
•
Performs pre-funding investigations of loans referred by underwriting
•
Performs 100-150 investigations a month on average
•
Reviews 100% of early payment default loans (loans which are 60 days delinquent within the first 90 days) for material misrepresentation/fraud
•
Performs investigations on loans referred by the DRP Committee at SMSI and every first and second payment default

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
CONDUIT PROGRAM (NON-SAST)
❑
Sellers
•
Minimum tangible net worth of $1,000,000
•
Minimum of (3) years experience in mortgage origination
•
$100MM in originations in prior 12 Months
•
Warehouse lines of at least $10MM
❑
Pools:
•
Minimum Pool size of $10MM
•
Target $20MM to $100MM
•
Program provides a new infrastructure that would allow SAX to be competitive on pools much larger than $100MM if desired
❑
Cost Structure:
•
Mostly a variable cost structure:  Outsourcing the underwriting and post-closing functions
•
Provides for an easy transition from a supplemental strategy to an opportunistic strategy as market conditions dictate

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
CONDUIT PROCESS – MITIGATING RISK
❑
Full analysis of seller guidelines prior to bid for risk-based pricing
❑
Exclusion of high cost loans, LTV’s over 100%, negative amortization loans etc.
❑
100% re-underwriting on loan pool by third-party contract underwriters
❑
Fraud Prevention:
•
100% borrower fraud review and scoring using Appintell’s electronic fraud prevention tool (DISSCO).
•
Additional reviews on loans with DISSCO scores that indicate a high risk for borrower fraud
❑
Property Valuation:
•
100% property valuation review using Appintell’s automated valuation tool
(VALVERIFY)
•
Collateral Risk Solutions (CRS) property valuation for 1) Saxon QC targeted areas and 2) High risk VALVERIFY scores
❑
100% compliance review of legal docs and disclosures
❑
Expected loss forecasting through LPS Risk Model, and Saxon’s own performance data warehouse

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
SERVICING

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Standard and Poor’s
Ratings:
Category                                  Rating
Residential Mortgage Subprime Servicer      Above Average
Residential Mortgage Special Servicer          Average
Commentary:
❑
Solid management
❑
Sound application of technology
❑
Effective and dynamic training programs
❑
Effective borrower contact and timeline
management
❑
Satisfactory oversight of outsourced functions
❑
Corporate credit rating desirable
Fitch Ratings
Rating:
Category                 Rating
Rated IBCA                  RPS2+
Commentary:
❑
Continued to refine servicing platform through
operational and technological improvements which
enhanced efficiencies and productivity
❑
Continued to build strong management team
❑
Restructured management and workflows in
servicing center
❑
Effective loan administration practices
❑
Commitment to technology enhancements
❑
Reliable default management practices
RATING AGENCY SUMMARY

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Rating:
Category                                        Rating
Primary Servicer of Subprime Loans                   SQ2
Special Servicer                                    SQ2-
Commentary:
❑
Strong collection abilities
❑
Above average loss mitigation results
❑
Above avg. foreclosure and REO timeline management
•
Review of borrower’s collection history at 75th day of
delinquency
❑
Effective borrower contact and timeline management
•
Contact through behavioral score
•
NICE call recording technology
•
Postal tracking of borrower payments
RATING AGENCY SUMMARY Con’t
Moody’s Investor Service

25
20
15
10
5
-
$ in billions
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
basis points
1.54
4.82
3.50
4.07
4.67
5.23
5.95
14.21
6.39
18.37
6.70
19.66
2001
2002
2003
2004
2005
2006
SCI
3rd Party
Cost to Service - bps

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
❑
Total 2006 portfolio growth 6.45%
❑
Portfolio Performance: Total Portfolio
•
Delinquency 60+: 7.95%
•
Loss Severity: 38.86%
❑
Cost to service 17 bps (2Q06)
❑
Annualized employee turnover rate 27.98%
SCI: Organic Origination
3rd Party: Purchased
Data as of June 30, 2006
MORTGAGE LOAN SERVICING

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
❑
Top 10 states equal 65.88% of servicing portfolio
❑
Bottom 20 states equal 4.55% of servicing portfolio
1. California 28.55%
2. Florida9.00%
3. New York4.64%
4. Texas4.47%
5. Illinois3.67%
Top 10 States
(based on Total Portfolio)
6. Maryland3.64%
9. Michigan3.00%
7. Virginia3.08%
8. Georgia3.00%
10. Arizona2.83%
TOTAL PORTFOLIO
Data as of June 30, 2006
GEOGRAPHIC SERVICING CONCENTRATION

Saxon Mortgage Services, Inc
Performing Asset Management
Customer Service
Early Collections
Non-Performing Asset Management
Loss Mitigation
Foreclosure/Bankruptcy
Special Asset Management
REO Asset Management
Claims Processing
Operations Management
Acquisitions/Document Management
Escrow Services
Customer Relations
Quality Assurance
Training
Financial Operations Management
Payment Processing
Investor Accounting/ Sarbanes-Oxley
Special Loans
Virginia Servicing Operations
Call Center
Loss Mitigation
Asset Review
Training
Shared Services
Information Technology
Human Resources
Legal
Audit
Accounting

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
SERVICING STRUCTURE

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
CUSTOMER SERVICE & EARLY COLLECTIONS
Predictive Modeling
❑
Calling Campaigns
•
The Call Center uses the Freddie Mac Early Indicator Scores product monthly on the entire 0 – 59 portfolio
•
The scores range from 000 - 099 with the lower numbers having a higher probability of serious delinquency
•
The current month loans are queued in the auto dialing campaigns with higher risk loans taking priority in the dialing order as follow:
-
Day 3:   000 – 006
-
Day 10: 007 – 044
-
Day 17: 045 – 099
•
The Call Center also risk weights geographic areas and sorts the call campaigns by Unpaid Principal Balance (UPB)
❑
Efficiency Gains
•
The scoring and dialing matrix provides SMSI with efficiency gains by focusing on loans with higher risk of delinquency and higher service levels by not contacting those borrowers who have a history of timely payment
Successes
❑
Cure Ratios
•
Current Month: 94.21% (2006Q2)
•
2 Month: 75.37% (2006Q2)
❑
Answer Rate: 98.08% (2006Q2)
❑
Successful customer service survey
❑
Higher customer service level
❑
Lower employee turnover for Texas call center – 22.84% voluntary turnover (2006Q2)
Looking Forward
❑
Customers can create a work-out plan via the web and Integrated Voice Response (IVR)
❑
Speech Recognition and Touch Tone IVR upgrade
❑
Centralized Command Center for real-time adherence and traffic monitoring

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
LOSS MITIGATION
Department Structure
❑
The Loss Mitigation department is focused on
curing delinquencies through aggressive collection
efforts and workout options.
❑
Staffing
•
5  Loss Mitigation Teams
-
All staff are skilled in managing delinquency
types from 60 to 120+ days
•
Workout Team
-
Specializes in all workout options as foreclosure
alternatives
•
Loan Recovery Specialist
-
Focuses on 2nd lien monitoring, collections, and
repurchases
•
Loan Support Team
-
Supports Default Resolution Plan (DRP), Broker
Price Opinion (BPO) orders, property
preservation, code compliance, and insurance
claims
•
Administrative Support Team
-
Posting exception payments
-
Prepare reinstatement letters and repayment
plans
-
Imaging
❑
Delinquency is tracked in buckets by UPB and
loan count
•
60 – 89 Days
•
90 – 119 Days
•
120+ Days
❑
Workout Options
•
Forbearance and Repayment Plans
•
Modifications
•
Short Sales and Assumptions
•
Deeds-in-Lieu
•
Target staffing: 135 loans per FTE
-
Actual: 142 loans per FTE (2006Q2)
❑
Incentive Structure
•
Monthly Incentive Breakdown
-
28% Delinquency (Team)
-
45% Cure Rate (Team)
-
15% Answer Rate (Team)
-
12% Quality Control (Individual)
Management Levels
❑
Average of 16+ years of industry experience
in the Loss Mitigation management team

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
LOSS MITIGATION Con’t
Predictive Modeling
❑
Early Indicator Scores are utilized in daily collections to identify higher risk delinquencies and to delay foreclosure referrals for lower risk borrowers.
•
Foreclosure referrals are delayed according to scores:
-
EIS below 200 (higher risk) refer at 76 days past due
-
EIS above 200 (lower risk) refer at 90 days past due
•
Allows for increased cure rates on lower risk loans prior to referral
•
Improves probability of cures by delaying advances
Titanium Solutions
❑
Third party resource used to provide face-to-face borrower contact and skip-tracing specifically, targeting no-contact loans
•
Improved contact results for no-contact loans
•
Submission of financial packages
•
Success rate of 42% on loans submitted during 2005

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
LOSS MITIGATION Con’t
eDRP (Default Resolution Plan)
❑
A web-based proprietary system that provides access to information used in monthly Risk
Management meetings for pre-foreclosure reviews
•
Automated recovery analysis
-
Review
Loss AnalysisProperty Valuation
Credit Report/SummaryHUD-1 Closing Statement
•
Meeting attendees include Underwriting Management, Risk Management, Collections, and the
Loss Mitigation staff
•
Specific reviews are targeted for loans with a variance of 25% or more between origination appraised value and current value
Saxononline.com
❑
Our customers have the ability to submit financial packages on-line
Venture Mailing
❑
Brochures with financial packages are mailed on loans that roll 90 days delinquent on first day of each month
FastBatch – FastData Suite of Information Solutions
❑
A vendor-based system used to compile information from national databases for use in skip-tracing
•
Returns most current information available
•
Swift return of data – generally within 5 hours
•
Eliminates manual skip-trace work

Method of Cure
Reinstate
64%
Informal RP Plans
12%
PIF
16%
Mod
1%
Short Sale
2%
Formal Repay
Plans
5%
Note Sales
0%

Results

Cure Rates (based on UPB)

	2006 YTD	2005	2004	2003	2002
60-89 Days	56.76%	54.33%	58.38%	57.62%	54.78%
90-119 Days	41.83%	39.19%	44.04%	35.00%	34.80%
120-149 Days	28.81%	25.19%	26.44%	23.87%	25.23%
150+ Days	13.18%	13.47%	12.14%	10.08%	11.82%

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
LOSS MITIGATION Con’t

Work on Collecting Concurrent with the Foreclosure Process
40 DPD
60 DPD
75 DPD
78 DPD
90 DPD
0 DPD
Property Inspection
AVM /BPO/CBR Ordered
DRP Meeting
EIS Below 200: Refer for F/C
EIS Above 200: Refer for F/C
F/C Sale Date

Foreclosure Timeline

Work on Collecting Concurrent with the Foreclosure Process
33 DPD
78 DPD
90 DPD
90 DPD
Approx 270 DPD
Default
Breach
EIS Below 200: Refer for F/C
EIS Above 200: Refer for F/C
Delay for Bankruptcy Filing Equal to Approximately 100 Days
F/C Sale Date

REO Timeline

60 Days After F/C
75 Days After F/C
186 Days
186 Days After F/C
F/C Sale Date
Receive Marketable Title
List the Property
Contract to Sell Property
Close on Sale

F/C: Electronic Foreclosure Referral
BPO: Broker's Price Opinion
CBR: Credit Bureau Report
EIS: Early Indicator Score

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
TIMELINES

Foreclosure Timlines
150
125
100
75
50
25
0
2004Q1
2004Q2
2004Q3
2004Q4
2005Q1
2005Q2
2005Q3
2005Q4
2006Q1
2006Q2
Avg Saxon Timeframe
Avg FHLMC Timeframe

Active Bankruptcy Cases
3,000
2,500
2,000
1,500
1,000
500
0
2004Q1
2004Q2
2004Q3
2004Q4
2005Q1
2005Q2
2005Q3
2005Q4
2006Q1
2006Q2
Performing
Non-Performing

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Data as of June 30, 2006
FORECLOSURE/BANKRUPTCY

REO Acquisition to Marketable Title
Marketable Title to List
List to Accept
Accept to Close
Total Days REO
0
50
100
150
200
250
2001
2002
2003
2004
2005
2006

Saxon Capital, Inc.

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
                    2001    2002    2003    2004    2005    2006
Average Days on Market             117       130       131              120     123       115
Data as of June 30, 2006
REO TIMELINE

© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
Strong
 Management
Existing
Portfolio
Servicing
Platform
Discipline
■
Saxon’s
management team
has one of the
strongest
reputations in the
industry
■
Team is made up
of seasoned
professionals in
the mortgage
industry
■
Saxon has been
building its
on-balance sheet
portfolio since
2001
■
Portfolio at
6/30/06 was $6.7
billion
■
Saxon does not
use gain on sale
accounting for
securitizations
■
Saxon has a
servicing platform
that is highly
rated and
scalable
■
Servicing
business will
produce stable
cash flow and
offset any
slowdown in
mortgage
originations
■
Saxon has a
culture of
discipline in
growth, credit,
and servicing
■
Creating assets
for our balance
sheet and
managing a REIT
require similar
discipline
© Saxon Capital, Inc. 2006- All Rights Reserved- Duplication Prohibited
SUMMARY